UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

Greenville Federal Financial Corporation
 (Exact name of registrant as specified in its charter)

United States	000-51668	20-3742295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

690 Wagner Avenue, Greenville, Ohio	45331
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-548-4158

No Change
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events

On October 13, 2009, Greenville Federal Financial Corporation issued a press release announcing the declaration of a cash dividend of $0.07 per share of common stock to be paid on November 13, 2009, to stockholders of record on October 30, 2009. A copy of the Corporation’s press release dated October 13, 2009, is attached to this Report as Exhibit 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99	Press Release dated October 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FEDERAL FINANCIAL CORPORATION

Date: October 13, 2009

By: /s/Susan J. Allread
Susan J. Allread
Vice President, CFO, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated October 13, 2009